1994 NEBS EXECUTIVE BONUS PLAN
                        (Effective as of June 26, 1993)

     This Executive Bonus Plan was adopted by the Board of Directors of New

England Business Serve, Inc. (the "Company") onOctober 22, 1993 upon the recommendation of  its Organization andCompensation Committee for the purpose of providing incentive compensation for the senior executives of the Company.

This Plan shall be governed by the following definitions and calculations.

    I.   Participants.  The Participants in the Plan for the 1994
         ------------
fiscal year of the Company (the "Year") and their respective

Target Percentages shall be as follows:

         A.  Officers of the Company.
             -----------------------

     Bartley H. Calder,
     President and CEO                                        60%

     Robert S. Brown,
     Vice President - General Manager, Marketing              40%

     Christopher H. Corbett,
     Vice President - General Manager, Manufacturing          40%
     and Information Resources

     Edward M. Bolesky,
     Vice President- General Manager, Administration          40%
     and Customer Relations

     Russell V. Corsini, Jr.,
     Vice President - Finance                                 40%

     Sally C. Davis,
     Vice President - Human Resources                         40%

     Thomas M. Freeze,
     Treasurer                                                40%

     Timothy D. Althof,
     Corporate Controller                                     40%


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         B.  CEOs of Subsidiaries.
             --------------------

     Robert T. Richardson, President
     NEBS Business Forms, Ltd.                                40%

     Robert A. Lay, President and Chief Executive
     SYCOM, Inc.                                              40%

     David G. Booth, Managing Director
     NEBS Business Stationery                                 40%

         C.  Directors of Business Units and of Manufacturing.
             ------------------------------------------------

     Steve H. Dedo,
     Business Forms Director                                  40%

     Linda A. Jacobs,
     Marketing Products Director                              40%

     Ronald F. Verni,
     Vice President - General Manager, Computer Forms/        40%
     Software and OWP

     Steven G. Schlerf,
     Manufacturing Director                                   40%

No Participant shall be eligible to participate in the NEBS Profit Sharing

Plan for any year in which he or she is entitled to participate in this Plan.

    II.  Target Bonus.  The Target Bonus payable to a Participant with
         ------------
respect to the Year shall be an amount arrived at by multiplying his or her base salary initially fixed for the Year by his or her Target Bonus Percentage.

    III. Actual Bonuses.
         --------------
         A.  Officers of the Company.  The Actual Bonus of each
             -----------------------
    of the Participants who is an Officer of the Company, other than Ronald F. Verni, shall be calculated by multiplying his or her Target Bonus by a percentage which shall be 50% of the sum of (i) a "Consolidated Sales Factor" equal to the



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    percentage which the consolidated net sales in the Year are of $259,734,000 (the "targeted consolidated net sales" for the Year), and (ii) a "Consolidated Profit Factor" equal to the percentage which the consolidated earnings per share of the Year are of $1.00 per share (the "targeted consolidated earnings per share" for the Year), as described below:

              1.   Consolidated Sales Factor equals 100% plus
                   -------------------------
                   6.25% for each one percent by which
                   consolidated net sales are more than the targeted consolidated net sales for the Year, or 100% minus 6.25% for each one percent by which consolidated net sales are less than the targeted consolidated net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if net sales for the Year are less than $238,955,000.

               2.  Consolidated Profit Factor equals 100% plus
                   --------------------------
                   7.14% for each one percent by which
                   consolidated earnings per share are more than the targeted consolidated earnings per share for the Year, or 100% minus 7.14% for each one percent by which consolidated earnings per share are less than the targeted consolidated earnings per share for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the profit factor shall be 0% if the earnings per share for the Year are less than $.93.

No bonuses shall be payable to the Officers under this plan if the Company's consolidated earnings per share for the Year are less than $.85.

         B.   Chief Executive Officers of Subsidiary Business
              -----------------------------------------------
              Units.
              -----

              1. The Chief Executive of SYCOM, Inc. and the Managing Director of NEBS Business Stationery shall be paid an actual bonus which shall be the sum of the following four products:


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                   (a)  15% of his Target Bonus times the
                   Consolidated Sales Factor determined pursuant to Section A.1 above;

                   (b)  15% of his Target Bonus times the
                   Consolidated Profit Factor determined pursuant to Section A.2 above;

                   (c) 35% of his Target Bonus times his unit's sales factor determined pursuant to Section 3 or 5 below; and

                   (d) 35% of his Target Bonus times his unit's profit factor determined pursuant to Section 4 or 6 below.

              2. The President of NEBS Business Forms Limited shall be paid an actual bonus which will be the sum of the following six products.

                   (a)  15% of his Target Bonus times the
                   Consolidated Sales Factor determined pursuant to Section A.1 above;

                   (b)  15% of his Target Bonus times the
                   Consolidated Profit Factor determined pursuant to Section A.2 above;

                   (c) 25% of his Target Bonus times his unit's sales factor determined pursuant to Section 7 below;

                   (d) 25% of his Target Bonus times his unit's profit factor determined pursuant to Section 8 below;

                   (e)  10% of his Target Bonus times the sales
                   factor of NEBS Business Stationery determined pursuant to Section 5 below; and

                   (f) 10% of his Target Bonus times the profit factor of NEBS Business Stationery determined pursuant to Section 6 below.

              3.   Sales Factor of SYCOM, Inc. equals 100% plus
                   ---------------------------
                   12.5% for each one percent by which its net sales are more than $15,253,000 (its "targeted net sales" for the Year), or 100% minus 12.5% for each one percent by which its net sales are less than its targeted net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor of Sycom, Inc. shall be 0% if its



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                   net sales for the Year are less than
                   $14,643,000.

              4.   Profit Factor of SYCOM, Inc. equals 100% plus
                   ----------------------------
                   6.25% for each one percent by which its profit from operations is more than $2,160,000 (its "targeted profit from operations" for the
                   Year), or 100% minus 6.25% for each one
                   percent by which its targeted profit from operations is less than its targeted profit from operations for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the profit factor shall be 0% if its profit from operations for the Year is less than $1,987,000.

              5.   Sales Factor of NEBS Business Stationery
                   ----------------------------------------
                   equals 100% plus 4.17% for each one percent by which its net sales are more than 3,343,000 pounds (its "targeted net sales" for the Year), or 100% minus 4.17% for each one percent by which its net sales are less than its targeted net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if its net sales for the Year are less than 2,942,000 pound.

              6.   Profit Factor of NEBS Business Stationery
                   -----------------------------------------
                   equals 100% plus 0.5% for each one percent by which its profit from operations is more than 69,000 pounds (its "targeted profit from operations") for the Year, or 100% minus 0.5% for each one percent by which its profit from operations is less than its targeted profit from operations for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the profit factor shall be 0% if its profit from operations for the Year is negative.

              7.   Sales Factor of NEBS Business Forms Limited
                   -------------------------------------------
                   equals 100% plus 10% for each one percent by which its net sales are more than $22,815,000 Canadian (its "targeted net sales" for the Year), or 100% minus 10% for each one percent by which its net sales are less than its targeted net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if its net sales for the Year are less than $21,674,000 Canadian.



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              8.   Profit Factor of NEBS Business Forms Limited
                   --------------------------------------------
                   equals 100% plus 5% for each one percent by which its profit from operations is more than $4,789,000 (its "targeted profit from operations" for the Year), or 100% minus 5% for each one percent by which its profit from operations is less than its targeted profit from operations for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the profit factor shall be 0% if its profit from operations for the Year is less than $4,310,000.

No bonuses shall be paid to any CEO of a subsidiary business unit if (i) the consolidated earnings per share are less than 85% of the targeted consolidated earnings per share for the year or (ii) the profit from operations of his business unit is less than 85% of the targeted profit from operations for the Year of such unit(or negative in the case of NEBS Business

Stationery).

         C.  The Business Unit and Manufacturing Directors.
             ---------------------------------------------

             1.   The Directors of the Business Forms and
                  Marketing Products Units and the Vice-President
                  - General Manager, Computer Forms/Software and OWP shall be paid an actual bonus which shall be the sum of the following two products:

                  (a) 50% of his or her Target Bonus times his or her unit's sales factor determined pursuant to Sections 2,3 or 4, respectively below; and

                  (b) 50% of his or her Target Bonus times the Consolidated Profit Factor determined pursuant to Section A.2 above.

             2.   Sales Factor of Business Forms Unit equals 100%
                  -----------------------------------
                  plus 12.5% for each one percent by which its net sales are more than $103,928,000 (its "targeted net sales for the Year"), or 100% minus 12.5% for each one percent by which its net sales are less than its targeted net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if its net sales for the Year are less than $99,771,000.


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             3.   Sales Factor of Marketing Products Unit equals
                  ---------------------------------------
                  100% plus 12.5% for each one percent by which its net sales are more than $35,977,000 (its "targeted net sales" for the Year), or 100% minus 12.5% for each one percent by which its net sales are less than its targeted net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if its net sales for the Year are less than $34,538,000.

             4.   Sales Factor of Computer Forms and Software
                  -------------------------------------------
                  Unit equals 100% plus 5% for each one percent
                  ----
                  by which its net sales are more than
                  $68,407,000 (its "targeted net sales" for the Year), or 100% minus 5% for each one percent by which its net sales are less than its targeted net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if its net sales for the Year are less than $61,566,000.

             5. The Director of Manufacturing shall be paid an actual bonus which will be the sum of the following two products:

                  (a)  50% of his Target Bonus times the Sales
                  Factor of Domestic NEBS; and

                  (b)  50% of his Target Bonus times the
                  Consolidated Profit Factor determined pursuant to Section A.2 above;

             6.   Sales Factor of Domestic NEBS equals 100% plus
                  -----------------------------
                  5.06% for each one percent by which the
                  Company's domestic net sales are more than $221,611,000 (its "targeted domestic net sales" for the Year), or 100% minus 5.06% for each one percent by which its domestic net sales re less than is targeted domestic net sales for the Year (calculated in either case to the nearest one-tenth of one percent), provided that the Sales Factor shall be 0% if its domestic net sales for the Year are less than $199,704,000.

No bonus shall be paid to any Business Unit Director or to the Director of

Manufacturing if (i) the consolidated earnings per



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share are less than 85% of the targeted consolidated earnings per share for the year.

    IV.  Certain Definitions and Other Provisions.
         ----------------------------------------

         A.  All references to "net" sales shall refer to

    consolidated net sales of the Company or net sales

    of a subsidiary business unit or business unit, as

    the case may be, as reported or used in calculating

    the Company's audited consolidated earnings.

         B.  For purposes of calculating the Consolidated Profit

    factor, consolidated earnings per share for the Year

    shall be determined by dividing the consolidated net

    income from continuing operations for the Year by

    the weighted average number of shares of Common

    Stock outstanding during the Year.  Consolidated net

    income from continuing operations shall mean such

    consolidated income, after taxes and after provision

    for executive bonuses under this Plan, determined in

    accordance with all of the accounting policies employed in the preparation of the Company's audited financial

    statements for the Year.

         C.  Consolidated net income, targeted consolidated net

    income, the actual or targeted profit from operations of any subsidiary business unit or the actual or targeted net sales of any subsidiary business unit or business unit may, at the discretion of the Organization and Compensation Committee,

    be adjusted to eliminate the effect of (a) either the

    acquisition or the divestiture by the Company of any


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

    subsidiary or division during the Year, and/or (b) the

    imposition during the Year by Massachusetts or any other

    state or states of sales taxes on services, materials or

    supplies purchased by the Company the effect of which is not allowed for in the Company's annual budget for the 1994

    fiscal year or (c) any abatement of taxes or material

    increase or decrease in Federal or State corporate tax

    rates.  Any such discretionary adjustment shall be decided upon by the Organization and Compensation Committee, and

    shall be announced to the affected Participants, promptly

    after the occurrence of the motivating event.

         D.  "Profit from Operations" for any subsidiary business

    unit of the Company shall be determined consistently with

    the process whereby its targeted profit from operations for the Year was determined and shall not reflect any charge for executive bonuses payable under this Plan.

         E.  Domestic net sales for the Year means consolidated

    net sales less the net sales of NEBS Business Forms, Ltd.

    and NEBS Business Stationery.

         F.  Should a Participant die, retire, or become totally

    disabled during the Year, he or she or his or her estate

    shall be entitled to receive a bonus pro-rated in accordance with the percentage of his or her annual salary earned from the beginning of the Year up to the date of death,

    retirement or disability.  Should a Participant's employment by the Company or a subsidiary business unit be terminated for any


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

    other reason, payment of any bonus hereunder for the

    year in which such termination occurs is at the sole

    discretion of the Organization and Compensation Committee.

         G.  This Plan shall be effective commencing as of June

    26, 1993.

         H.  The intended operation of the foregoing formulas for

    calculating actual bonuses are shown graphically in the

    exhibits annexed hereto, which are incorporated herein by

    this reference.



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